UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2018

FIRST NATIONAL MASTER NOTE TRUST

FIRST NATIONAL FUNDING LLC

FIRST NATIONAL BANK OF OMAHA

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor, as specified in their respective charters)

Nebraska	333-140273-01, 000-50139	02-0598125 (First National Funding LLC)
(State of Incorporation)	(Commission File Number for Registrant and Issuing Entity, respectively)	(IRS Employer Identification No.)

1620 Dodge Street Stop Code 3271, Omaha, Nebraska	68197
(Address of principal executive offices)	(Zip Code)

(402) 341-0500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into Material Definitive Agreements.

On October 17, 2018, First National Master Note Trust and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), entered into the Series 2018-1 Indenture Supplement (the “Series 2018-1 Indenture Supplement”), a copy of which is filed with this Form 8-K as
Exhibit 4.1.

On October 17, 2018, First National Bank of Omaha, First National Funding LLC and First National Master Note Trust entered into a Risk Retention Agreement dated as of October 17, 2018, a copy of which is filed with the Form 8-K as Exhibit 4.2.

Item 8.01. Other Events.

Issuance of Series 2018-1 Asset Backed Notes

Reference is made to the registration statement (the “Registration Statement”) on Form S-3 (File No. 333- 209738) filed with the Securities and Exchange Commission on February 26, 2016 (as amended by pre-effective Amendment No. 1 filed on June 17, 2016, pre-effective Amendment No. 2 filed on July 21, 2016 and pre-effective Amendment No. 3 filed on August 12, 2016) and declared effective on August 24, 2016. On October 17, 2018 First National Master Note Trust publicly issued $300,000,000 of Class A Series 2018-1 Asset Backed Notes (the “Class A Notes”) described in a Prospectus dated October 9, 2018.

On October 17, 2018 First National Master Note Trust also issued $40,385,000 of Class B Series 2018-1 Asset Backed Notes (the “Class B Notes”) and $44,231,000 of Class C 2018-1 Asset Backed Notes (the “Class C Notes”) to First National Bank of Omaha, a national banking association (“FNBO”) and an affiliate of First National Master Note Trust. The Class B Notes and Class C Notes were offered and sold without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption set forth in Section 4(2) of the Act.

Use of Proceeds – Class A Notes

The public offering of the Class A Notes was made under the Registration Statement and was terminated on October 17, 2018 upon the sale of all of the Class A Notes. The underwriters of the Class A Notes were RBC Capital Markets, LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.

During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Class A Notes with respect to underwriting commissions and discounts was $1,050,000. After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes are $298,950,000. Other expenses, including legal fees and other costs and expenses relating the offer of the Class A Notes, are reasonably estimated to be $480,000 and net proceeds from the sale of the Class A Notes to the Issuer, after deduction of expenses, are reasonably estimated to be $298,470,000. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds from the sale of the Class A Notes, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from FNBO. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

EXHIBIT NO.	DOCUMENT DESCRIPTION

4.1	Series 2018-1 Indenture Supplement dated as of October 17, 2018 between First National Master Note Trust and U.S. Bank National Association, as indenture trustee.

4.2	Risk Retention Agreement dated as of October 17, 2018 by and among First National Bank of Omaha, First National Funding LLC and First National Master Note Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2018	FIRST NATIONAL FUNDING LLC, as Depositor

	By:	First National Funding Corporation, Managing Member

	By	/s/ Lori L. Niemeyer
Lori L. Niemeyer, Senior Vice President